SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 18, 2004

Financial Security Assurance Holdings Ltd.

(Exact name of registrant as specified in its charter)

New York	1-12644	13-3261323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Park Avenue, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(212) 826-0100

Item 7.            Financial  Statements and Exhibits.

(c)           Exhibits.

99.1         Financial Security Assurance Holdings Ltd. press release dated March 18, 2004

99.2         Financial Security Assurance Investors’ Overview dated March 18, 2004

Item 12.         Results of Operations and Financial Condition.

On March 18, 2004, Financial Security Assurance Holdings Ltd. (the “Company”) issued a press release announcing that it was posting that date to its website, http://www.FSA.com, an Investor Relations Presentation intended primarily for fixed-income investors, which includes supplementary information related to its previously disclosed December 31, 2004 results.  A copy of the press release is attached hereto as Exhibit 99.1.  A copy of the presentation, entitled “Financial Security Assurance Investors’ Overview”, is attached hereto as Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.,

Date: March 23, 2004	By:	/s/ Bruce E. Stern
Name: Bruce E. Stern Title: General Counsel and Managing Director

EXHIBIT INDEX

Exhibit Number	Description
99.1	Financial Security Assurance Holdings Ltd. press release dated March 18, 2004

99.2	Financial Security Assurance Investors’ Overview dated March 18, 2004